10f-3 REPORT

SB Capital and Income Fund

January 1, 2005 to June 30, 2005

Issuer: Fortis Insurance N.V.
Trade Date: 1/20/2005
Selling Dealer: Morgan Stanley
Amount:  4,000,000
Price: 1,00.00
% Received by Fund:  0.517%
% of Issue (1): 0.904% A

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 3,000,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Morgan Stanley

Co-Manager (s):
Merrill Lynch
UBS Financial Services
Citigroup
Credit Suisse First Boston
Goldman Sachs
JP Morgan Securities
Lehman Brothers

Selling Group:
N/A

Issuer:  Assurant (AIZ)
Trade Date:  1/21/2005
Selling Dealer: Morgan Stanley
Amount:   86,400
Price:  30.60
% Received by Fund: 0.318%
% of Issue (1): 3.316% B

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
B - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 815,600.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Morgan Stanley
Citigroup
Credit Suisse First Boston
Lehman Brothers
Merrill Lynch

Co-Managers (s):
Cochran Caronia & Co.
Fortis Securities
Fox-Pitt Kelton
Goldman Sachs
JP Morgan Securities
Keybanc Capital Markets
Raymond James
SunTrust Robinson Humphrey
UBS Financial Services

Selling Group:
N/A

Issuer: Las Vegas Sands Corp. (due 2015)
Trade Date: 2/3/2005
Selling Dealer: Goldman Sachs & Co.
Amount:  2,350,000
Price: 99.09
% Received by Fund: 0.94%
% of Issue (1): 16.00%
Other Participant Accounts: 37,650,000 C
Issue Amount:	250,000,000 C
Total Received all Funds:  40,000,000 C

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
C - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Goldman Sachs & Co.

Co-Manager (s):
Citigroup
JP Morgan Securities
Lehman Brothers
Merrill Lynch
Scotia Capital Inc.
UBS Financial Services Inc.

Selling Group:
N/A


Issuer: Tribal Gaming (Mohegan)
Trade Date: 2/3/2005
Selling Dealer: Bank of America
Amount:  1,525,000
Price: 100.00
% Received by Fund: 1.017%
% of Issue (1): 13.333%
Other Participant Accounts: 18,475,000 D
Issue Amount:	150,000,000 D
Total Received all Funds:  20,000,000 D

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

D - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Banc of America Securities LLC
Citigroup
SG Corporate & Investment Banking

Co-Manager (s):
Calyon Securities
Key Capital Markets Inc.
RBS Greenwich Capital
Commerzbank AG
Wells Fargo Securities

Selling Group:
N/A


Issuer: FTD Group, Inc.
Trade Date: 2/8/2005
Selling Dealer: Goldman Sachs & Co.
Amount:  10,000
Price: 13.00
% Received by Fund: 0.076%
% of Issue (1): 0.191%
Other Participant Accounts: 15,000 E
Issue Amount:	13,100,000 E
Total Received all Funds:  25,000 E

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

E - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Goldman Sachs & Co.

Co-Manager (s):
Piper Jaffray & Co.
Merrill Lynch & Co.
William Blair & Co. LLC

Selling Group:
N/A


Issuer: Huntsman Corp.
Trade Date: 2/10/2005
Selling Dealer: CS First Boston
Amount:  4,400
Price: 23.00
% Received by Fund: 0.007%
% of Issue (1): 0.162%
Other Participant Accounts: 93,100 F
Issue Amount:	60,200,000 F
Total Received all Funds:  97,500 F

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

F - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Credit Suisse First Boston Corp.
Deutsche Bank Securities Inc.
Merrill Lynch & Co.

Co-Manager (s):
CIBC World Markets
Jefferies & Co.
JP Morgan Securities
Lehman Brothers
Natexis Bleichroeder Inc.
Scotia Capital Inc.
UBS Financial Services Inc.
WR Hambrecht & Co. LLC

Selling Group:
Blaylock & Partners
CMG Institutional Trading LLC
Muriel Siebert & Co.
Samuel A. Ramirez & Co.
Williams Capital Group LP


Issuer: Wright Express
Trade Date: 2/15/2005
Selling Dealer: JP Morgan Securities
Amount:  105,000
Price: 18.00
% Received by Fund: 0.263%
% of Issue (1): 2.978%
Other Participant Accounts: 1,086,300 G
Issue Amount:	40,000,000 G
Total Received all Funds:  1,191,300 G

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

G - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Credit Suisse First Boston Corp.
JP Morgan Securities
Merrill Lynch & Co.

Co-Manager (s):
Citigroup
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
Lehman Brothers
UBS Financial Services Inc.
Wachovia Securities Inc.
Banc of America Securities LLC

Selling Group:
Harris Nesbitt
Lazard Freres & Co. LLC
SunTrust Capital Markets
Wells Fargo
Williams Capital Group LP



Issuer: Host Marriott
Trade Date: 3/3/2005
Selling Dealer: Goldman Sachs
Amount:  3,900,000
Price: 100.00
% Received by Fund: 0.60%
% of Issue (1): 2.718%
Other Participant Accounts: 13,765,000 H
Issue Amount:	650,000,000 H
Total Received all Funds:  17,665,000 H

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

H - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Deutsche Bank Securities Inc.
Goldman Sachs & Co.

Co-Manager (s):
Bank of New York Securities
Banc of America Securities LLC
Bear Stearns & Co. Inc.
Calyon New York
Scotia Capital Inc.
Societe Generale
RBC Securities Corp.
Wachovia Securities Inc.

Selling Group:
N/A


Issuer: Levi (Floating Rate Note)
Trade Date: 3/7/2005
Selling Dealer: Bank of America
Amount:  725,000
Price: 100.00
% Received by Fund: 0.191%
% of Issue (1): 3.684%
Other Participant Accounts: 13,275,000 I
Issue Amount:	380,000,000 I
Total Received all Funds:  14,000,000 I

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

I - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Banc of America Securities LLC
Goldman Sachs & Co.
JP Morgan Securities
Scotia Capital Inc.

Co-Manager (s):
Bear Stearns & Co. Inc.
Credit Suisse First Boston Corp.

Selling Group:
N/A


Issuer: Halliburton
Trade Date: 3/17/2005
Selling Dealer: JP Morgan Securities
Amount:  178,500
Price: 42.50
% Received by Fund: 0.30%
% of Issue (1): 0.42%
Other Participant Accounts: 71,500 J
Issue Amount:	59,500,000 J
Total Received all Funds:  250,000 J

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

J - Includes purchases by other affiliated mutual funds and discretionary accounts.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Goldman Sachs & Co.
JP Morgan Securities

Co-Manager (s):
Merrill Lynch & Co.
Morgan Stanley
UBS Financial Services Inc.
Credit Suisse First Boston Corp.
Deutsche Bank Securities Inc.
Dresdner Kleinwort Benson North America
Lehman Brothers
Wachovia Securities Inc.
Simmons & Co.

Selling Group:
N/A